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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

      Date of Report (Date of earliest event reported): September 22, 2003
                          --------------------------



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

     On September 22, 2003, American Express Company issued a statement relating to the U.S. Court of Appeals' recent decision to affirm the District Court's ruling in favor of the Department of Justice in its antitrust lawsuit against Visa and Mastercard. The statement is furnished herein in
Exhibit 99.1.

Exhibit
99.1 Statement issued September 22, 2003, by American Express Company relating to the U.S. Court of Appeals' recent decision to affirm the District Court's ruling in favor of the Department of Justice in its antitrust lawsuit against Visa and Mastercard.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                       By /s/  Stephen P. Norman
                                          --------------------------
                                          Name:  Stephen P. Norman
                                          Title: Secretary

DATE:   September 22, 2003

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                                 EXHIBIT INDEX

Item No.                          Description
--------                          -----------
99.1 Statement issued September 22, 2003, by American Express Company relating to the U.S. Court of Appeals' recent decision to affirm the District Court's ruling in favor of the Department of Justice in its antitrust lawsuit against Visa and Mastercard.